Exhibit 99.1

                                  NEWS RELEASE

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                                                     Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772
                                                 www.globalentertainment2000.com

Global Entertainment Corporation                        Rudy R. Miller, Chairman
1600 North Desert Drive, Suite 301                              The Miller Group
Tempe, Arizona 85281                          Investor Relations for the Company
                                                                    602-225-0505
                                                          gee@themillergroup.net


                              FOR IMMEDIATE RELEASE

                    GLOBAL ENTERTAINMENT CORPORATION REPORTS
                        FIRST QUARTER FISCAL 2010 RESULTS

TEMPE,  ARIZONA,  OCTOBER 15, 2009 -- GLOBAL  ENTERTAINMENT  CORPORATION (OTCBB:
GNTP) - today reported for the first three months of fiscal 2010, the company realized a net loss of $0.25 million or $0.04 per share compared to a net loss of $0.16 million or $0.02 per share for the three-month period ended August 31, 2008. The prior year period included a loss of $0.05 million from discontinued operations, net of income taxes for which there is no comparable loss in the first quarter of the current fiscal year 2010.

Revenue for the first quarter ended August 31, 2009 was $2.37 million, an improvement over revenue of $2.36 million in the first quarter period ended August 31, 2008. Facility management fees increased 103.1% to $0.9 million compared to $0.4 million in the same period in the prior fiscal year. This was primarily due to fees for preopening services on the Allen, Texas and Independence, Missouri projects. License fees-league dues and other increased 36.5% to $0.37 million compared to $0.27 million in the prior fiscal year, which represents an increase in sponsorship revenue. These increases however were offset by a combination of the decreases of $0.16 million in project development fees, $0.02 million in project management fees and $0.42 million in ticket service fees.

Richard Kozuback, president and chief executive officer said, "Unemployment numbers continue to increase despite the fact there are reported signs of general improvement taking place in the economic recovery. We see high unemployment rates as a contributing factor for the decline in the entertainment business that directly affects our subsidiaries involved in arena development, facility and venue management and marketing, and venue ticketing. Attendance at events held at our facilities continues to be impacted by the current economic conditions.

"We expect to earn advertising sales commissions and facility management fees through our multi-year contracts with Independence, Missouri and Allen Texas throughout the fiscal year. We also expect to earn project development fees in our second quarter ended November 30, 2009 from our Dodge City, Kansas project agreement. We are making every effort to meet the challenges faced in these difficult economic times as we focus on effective operation of our core businesses and on controlling expenses," Kozuback stated.

                                                                         more...

Global Entertainment Corporation Reports First Quarter Fiscal 2010 Results October 15, 2009
Page 2


Visit our web sites:

www.globalentertainment2000.com                      www.centralhockeyleague.com
      www.coliseums.com                                    www.GetTix.net

Global Entertainment Corporation is an integrated events and entertainment company focused on mid-size communities that is engaged, through its seven wholly owned subsidiaries, in sports management, multi-purpose events and entertainment centers and related real estate development, facility and venue management and marketing and venue ticketing. GLOBAL PROPERTIES I, in correlation with arena development projects, works to maximize value and develop potential new properties. INTERNATIONAL COLISEUMS COMPANY, INC. (ICC) serves as project manager for arena development while ENCORE FACILITY MANAGEMENT AND GEC FOOD SERVICE, LLC coordinates arena operations and concessions. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GETTIX.NET) is a ticketing company for sports and entertainment venues. The WESTERN PROFESSIONAL HOCKEY LEAGUE, INC., through a joint operating agreement with the Central Hockey League, is the operator and franchisor of professional minor league hockey teams in nine states.

     Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

     Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, management of rapid growth, need for additional financing, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

     The "audited" consolidated balance sheet contained in this press release has been derived from, and should be read in conjunction with, the Company's May 31, 2009 annual report on Form 10-K. This press release does not include all disclosures normally required by accounting principles generally accepted in the United States.


                            FINANCIAL TABLES FOLLOW:

Global Entertainment Corporation Reports First Quarter Fiscal 2010 Results October 15, 2009
Page 3

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
          As of August 31, 2009 (Unaudited) and May 31, 2009 (Audited)
               (in thousands, except share and per share amounts)

                                                                             August 31,          May 31,
                                                                               2009               2009
                                                                             --------           --------
                                     ASSETS
Current Assets:
  Cash and cash equivalents                                                  $    756           $  1,111
  Accounts receivable, net of $5 allowance at May 31, 2009                      3,359              2,220
  Prepaid expenses and other assets                                               252                281
  Property held for sale - food service equipment                                 577                 --
                                                                             --------           --------
      Total Current Assets                                                      4,944              3,612

Property and equipment, net                                                       138                708
Goodwill                                                                          519                519
Other assets                                                                      295                329
                                                                             --------           --------
      Total Assets                                                           $  5,896           $  5,168
                                                                             ========           ========

                             LIABILITIES AND EQUITY
Current Liabilities:
  Accounts payable                                                           $  1,817           $  1,132
  Accrued liabilities                                                             487                588
  Deferred revenues                                                               458                 64
  Note payable - current portion                                                  113                111
                                                                             --------           --------
      Total Current Liabilities                                                 2,875              1,895

Deferred income tax liability, net                                                  5                  5
Note payable - long-term portion                                                   40                 69
                                                                             --------           --------
      Total Liabilities                                                         2,920              1,969
                                                                             --------           --------
Commitments and Contingencies

Equity:
  Global Entertainment Corporation Equity -
   Preferred stock - $.001 par value; 10,000,000 shares authorized;
     no shares issued or outstanding                                               --                 --
   Common stock - $.001 par value; 50,000,000 shares authorized;
     6,633,112 shares issued and outstanding as of August 31, 2009
     and May 31, 2009                                                               7                  7
  Paid-in capital                                                              10,970             10,961
  Retained deficit                                                             (8,037)            (7,788)
                                                                             --------           --------
      Total Global Entertainment Corporation Equity                             2,940              3,180

Noncontrolling interest                                                            36                 19
                                                                             --------           --------
      Total Equity                                                              2,976              3,199
                                                                             --------           --------
      Total Liabilities and Equity                                           $  5,896           $  5,168
                                                                             ========           ========

Global Entertainment Corporation Reports First Quarter Fiscal 2010 Results October 15, 2009
Page 4

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               For the Three Months Ended August 31, 2009 and 2008
         (Unaudited) (in thousands, except share and per share amounts)

                                                                               2009                 2008
                                                                            ----------           ----------
Revenues:
  Project development fees                                                  $       50           $      209
  Project management fees                                                          446                  465
  Facility management fees                                                         904                  445
  Ticket service fees                                                              199                  620
  Food service revenue                                                              72                   --
  Advertising sales commissions                                                     71                  245
  License fees - league dues and other                                             374                  274
  License fees - initial and transfer                                              100                   --
  Other revenue                                                                    154                  101
                                                                            ----------           ----------
      Total Revenues                                                             2,370                2,359
                                                                            ----------           ----------
Operating Costs:
  Cost of revenues                                                               1,136                  979
  General and administrative costs                                               1,464                1,496
                                                                            ----------           ----------
      Total Operating Costs                                                      2,600                2,475
                                                                            ----------           ----------
Operating Loss                                                                    (230)                (116)
                                                                            ----------           ----------
Other Income (Expense):
  Interest income                                                                    1                    3
  Interest expense                                                                  (3)                  (7)
                                                                            ----------           ----------
      Total Other Expense                                                           (2)                  (4)
                                                                            ----------           ----------
Loss from Continuing Operations Before Tax                                        (232)                (120)
Income Tax Benefit                                                                  --                   --
                                                                            ----------           ----------
Loss from Continuing Operations, net of tax                                       (232)                (120)
Loss from Discontinued Operations, net of tax                                       --                  (48)
                                                                            ----------           ----------
Net Loss                                                                          (232)                (168)
Net Income (Loss), attributable to noncontrolling interest                          17                   (8)
                                                                            ----------           ----------
Net Loss, attributable to Global                                            $     (249)          $     (160)
                                                                            ==========           ==========
Loss Per Share - basic and diluted:
  Loss from continuing operations, attributable to Global common
   shareholders                                                             $    (0.04)          $    (0.02)
  Loss from discontinued operations, attributable to Global common
   shareholders                                                                     --                   --
                                                                            ----------           ----------
      Net loss, attributable to Global common shareholders                  $    (0.04)          $    (0.02)
                                                                            ==========           ==========

Weighted Average Number of Shares Outstanding - basic and diluted            6,633,112            6,625,114
                                                                            ==========           ==========
Amounts attributable to Global common shareholders
  Loss from continuing operations, net of tax, attributable
   to Global common shareholders                                            $     (249)          $     (112)
  Loss from discontinued operations, net of tax, attributable
   to Global common shareholders                                                    --                  (48)
                                                                            ----------           ----------
      Net loss, attributable to Global common shareholders                  $     (249)          $     (160)
                                                                            ==========           ==========

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